UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007 (January 25, 2007)
LUMINEX CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 219-8020
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 7.01. Regulation FD Disclosure
     As previously announced on a Form 8-K filed on December 15, 2006, Luminex Corporation, a Delaware corporation (the “Company”), entered into a Merger Agreement, dated as of December 14, 2006 (the “Merger Agreement”), with Tm Bioscience Corporation, a corporation existing under the laws of the Province of Ontario (“TMB”), pursuant to which TMB will be acquired by the Company pursuant to a Plan of Arrangement (the “Arrangement”).
     On January 25, 2007, in connection with the Merger Agreement and the Arrangement, a Management Information Circular (the “Circular) was mailed to the shareholders and optionholders of TMB containing, among other things, pro forma financial statements of the Company. The Circular is attached hereto as Exhibit 99.1. The pro forma financial statements contained in the Circular are not intended to replace the pro forma financial information required by Items 2.01 and 9.01 of Form 8-K, which the Company intends to file at the appropriate time.
     The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Management Information Circular (incorporated by reference to Exhibit 99.3 of the Form 6-K of Tm Bioscience Corporation filed with the SEC on January 25, 2007 (File No. 0-52039))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION
Date: January 25, 2007	By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer

EXHIBIT INDEX
99.1	Management Information Circular (incorporated by reference to Exhibit 99.3 of the Form 6-K of Tm Bioscience Corporation filed with the SEC on January 25, 2007 (File No. 0-52039))